Exhibit 99.1

REDWOOD TRUST ANNOUNCES STRATEGIC ACQUISITION OF RIVERBEND LENDING

ACQUISITION PROVIDES FURTHER SCALE TO COREVEST’S MARKET LEADING POSITION IN BUSINESS PURPOSE LENDING

MILL VALLEY, CA –– Redwood Trust, Inc. (NYSE: RWT; “Redwood” or the “Company”), a leader in expanding access to housing for homebuyers and renters, today announced that it has entered into a definitive agreement to acquire Riverbend Funding, LLC and its subsidiaries (“Riverbend”), a best-in-class private mortgage lender to residential transitional and commercial real estate investors, in an all cash transaction. The addition of Riverbend complements Redwood’s existing business purpose mortgage banking platform, CoreVest American Finance Lender, LLC (“CoreVest”), enhancing CoreVest’s suite of products, geographic and production footprint, and client base. Following the close of the acquisition, Riverbend will be integrated into CoreVest.

Co-founded in 2017 by Emilian Halloran, Sean Robbins and Brian Burke, Riverbend is a leading bridge lender providing financing to experienced real estate investors acquiring residential and multifamily transitional properties with plans to rehabilitate and sell, as well as to professional developers in multifamily properties. Riverbend has over 50 employees and is headquartered in Portland, Oregon. Over the last twelve months, Riverbend has originated over $1.0 billion of loans across 33 states, with additional key markets targeted for future expansion. Riverbend’s executive leadership team plans to remain with the business following the completion of the transaction.

“We are thrilled to announce the acquisition of Riverbend, further demonstrating our commitment to strategically growing our mortgage banking platforms in a manner that benefits our partners,” said Chris Abate, Chief Executive Officer of Redwood. “Riverbend’s platform adds a complementary product and geographic footprint to CoreVest’s existing business. The market for bridge loans continues to be exceptionally strong, supported by increasing sales of newly constructed and rehabilitated homes amidst shrinking housing inventory. This acquisition enhances our scale in this market and we believe that our existing partners will benefit from the products, experience, and strategic lift that Riverbend brings to CoreVest.”

“We look forward to working together with Emilian, Sean and the talented team at Riverbend,” added Beth O’Brien, Chief Executive Officer of CoreVest. “Riverbend adds a first-class origination team with a track record of high-touch service and attractive funding times as well as seasoned experience in underwriting and sourcing. The Riverbend team has also been very successful in distributing their loans efficiently through capital markets executions. Riverbend’s experience will be additive to our existing business purpose mortgage banking platform and distribution capabilities as we continue to capture share in this growing market.”

“Since inception, Riverbend has been committed to providing innovative lending options, putting our borrower needs first and closing on deals with service and speed,” said Sean Robbins, Co-founder of Riverbend. “CoreVest shares these values and joining forces with CoreVest will help us provide greater financing options for our partners, drive overall productivity and enhance our efficiency. The opportunity we see together is significant. We look forward to working together and executing on our shared vision of providing best-in-class financing, service and products to our borrowers.”

The acquisition is expected to close in the second quarter of 2022, subject to customary closing conditions.

JMP Securities, A Citizens Company, served as exclusive financial advisor to Redwood in connection with the transaction. Riverbend was advised by Piper Sandler. Mayer Brown LLP acted as legal advisor to Redwood.

Additional Resources

An investor presentation related to the transaction is accessible on Redwood’s Investor Relations website at https://ir.redwoodtrust.com.

About Redwood Trust

Redwood Trust, Inc. (NYSE: RWT) is a specialty finance company focused on several distinct areas of housing credit. Our operating platforms occupy a unique position in the housing finance value chain, providing liquidity to growing segments of the U.S. housing market not well served by government programs. We deliver customized housing credit investments to a diverse mix of investors, through our best-in-class securitization platforms; whole-loan distribution activities; and our publicly traded shares. Our aggregation, origination and investment activities have evolved to incorporate a diverse mix of residential, business purpose and multifamily assets. Our goal is to provide attractive returns to shareholders through a stable and growing stream of earnings and dividends, capital appreciation, and a commitment to technological innovation that facilitates risk-minded scale. We operate our business in three segments: Residential Mortgage Banking, Business Purpose Mortgage Banking and Investment Portfolio. Additionally, through RWT Horizons™, our venture investing initiative, we invest in early-stage companies strategically aligned with our business across the lending, real estate, and financial technology sectors to drive innovations across our residential and business-purpose lending platforms. Since going public in 1994, we have managed our business through several cycles, built a track record of innovation, and established a best-in-class reputation for service and a common-sense approach to credit investing. Redwood Trust is internally managed and structured as a real estate investment trust ("REIT") for tax purposes. For more information about Redwood, please visit our website at www.redwoodtrust.com or connect with us on LinkedIn, Twitter, or Facebook.

About CoreVest

CoreVest, a division of Redwood Trust, Inc., is the leading lender to residential real estate investors nationwide. It offers long-term loans for portfolios of rental properties as well as short-term bridge loans, investment credit lines and build for rent programs. With more than $16 billion in loans closed and over 100,000 units financed, CoreVest offers attractive rates, rapid timelines and closing certainty. The company works directly with borrowers and brokers. For more information, visit www.corevestfinance.com.

About Riverbend

Riverbend Lending is an innovative private money lender partner with a national footprint and local expertise. The firm is led by an executive team with over sixty years of experience in real estate investments. Our management team has a proven track record with a combined funded portfolio of over $1.5 billion in single and multi-family loans across the United States.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements related to Redwood’s expectations with respect to the closing of its acquisition of Riverbend, Riverbend’s integration into the Redwood and CoreVest businesses, and subsequent performance of the combined companies and lending markets in general. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "expect," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2021 under the caption "Risk Factors." Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

CONTACT

Redwood Investor Relations

Kaitlyn Mauritz

SVP, Head of Investor Relations

Phone: 866-269-4976

Email: investorrelations@redwoodtrust.com

Redwood Media

Sard Verbinnen & Co

Email: Redwood-SVC@sardverb.com

CoreVest Media

Tuan Pham

Phone: 949-344-7884

Tuan.Pham@cvest.com